Exhibit 99.1

JOINT FILING AGREEMENT

This JOINT FILING AGREEMENT, dated as of October 12, 2012, is entered into by and among Drawbridge Special Opportunities Fund LP, Drawbridge Special Opportunities GP LLC, Fortress Principal Investment Holdings IV LLC, Drawbridge Special Opportunities Advisors LLC, FIG LLC, Fortress Operating Entity I LP, FIG Corp. and Fortress Investment Group LLC.  Each of the above are collectively referred to herein as the “Parties” and each individually as a “Party.”  Pursuant to Rule 13d-1(k)(1)(iii) promulgated under the  Securities Exchange Act of 1934, as amended, the Parties hereby acknowledge and agree that the Statement on Schedule 13G is filed on behalf of each such Party and that all subsequent amendments to the Statement on Schedule 13G shall be filed on behalf of each of the Parties without the necessity of executing or filing additional joint filing agreements.  The Parties hereby acknowledge that each Party shall be responsible for timely filing of such amendments, and for the completeness and accuracy of the information concerning such Party contained therein, but shall not be responsible for the completeness and accuracy of the information concerning any other Party, except to the extent that such Party knows or has reason to believe that such information is inaccurate.

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SIGNATURE

IN WITNESS WHEREOF, the Parties hereto have executed this Joint Filing Agreement as of the day and year first above written.

DRAWBRIDGE SPECIAL OPPORTUNITIES FUND LP

By: Drawbridge Special Opportunities GP LLC, its general partner

By:	/s/ David N. Brooks
	Name:	David N. Brooks
	Title:	Authorized Signatory

DRAWBRIDGE SPECIAL OPPORTUNITIES GP LLC

By:	/s/ David N. Brooks
	Name:	David N. Brooks
	Title:	Authorized Signatory

FORTRESS PRINCIPAL INVESTMENT HOLDINGS IV LLC

By:	/s/ David N. Brooks
	Name:	David N. Brooks
	Title:	General Counsel

DRAWBRIDGE SPECIAL OPPORTUNITIES ADVISORS LLC

By:	/s/ David N. Brooks
	Name:	David N. Brooks
	Title:	Authorized Signatory

FIG LLC

By:	/s/ David N. Brooks
	Name:	David N. Brooks
	Title:	Secretary

FORTRESS OPERATING ENTITY I LP

By: FIG Corp., its general partner

By:	/s/ David N. Brooks
	Name:	David N. Brooks
	Title:	Secretary

FIG CORP.

By:	/s/ David N. Brooks
	Name:	David N. Brooks
	Title:	Secretary

FORTRESS INVESTMENT GROUP LLC

By:	/s/ David N. Brooks
	Name:	David N. Brooks
	Title:	Secretary

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